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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                              _________________________


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              _________________________


                            DATE OF REPORT: MARCH 12, 1998
                          (Date of earliest event reported)


                             PHOTOGEN TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)


             NEVADA                      0-23553                 36-4010347
  (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)



7327 OAK RIDGE HIGHWAY, SUITE B
KNOXVILLE, TENNESSEE                                                37931
(Address of principal executive offices)                          (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS.

     As set forth in the press release of Photogen Technologies, Inc. (the "Company") dated March 12, 1998 filed as Exhibit 99 hereto and incorporated herein by reference, the Company has completed a private placement of 875,000 shares of its common stock for $8.00 per share to a number of accredited investors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report.

99. Press release of the Company, dated March 12, 1998, relating to the completion of a private placement of 875,000 shares of its common stock.


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Photogen Technologies, Inc.



                                       By:  /s/ John Smolik
                                          ----------------------------
Date:     March 12, 1998                  John Smolik, President

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                                    EXHIBIT INDEX

Exhibit
No.       Description


99 Press Release of the Company dated March 12, 1998, relating to the completion of the private placement of 875,000 shares of common stock.